                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                           NEXTEL INTERNATIONAL, INC.

     OFFER TO EXCHANGE ITS 12-1/8% SENIOR DISCOUNT NOTES DUE APRIL 15, 2008
         ("EXCHANGE NOTES") FOR ANY AND ALL OF ITS OUTSTANDING 12-1/8%
           SENIOR DISCOUNT NOTES DUE APRIL 15, 2008 ("PRIVATE NOTES")

                  PURSUANT TO ITS PROSPECTUS DATED ______, 1998

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ______, 1998,
UNLESS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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
                                       Delivery To: The Bank of New York, Exchange Agent

               By Mail:                            By Facsimile Transmission:                            By Hand:
         The Bank of New York                   (For Eligible Institutions Only)                   The Bank of New York
          101 Barclay Street                             (212) 815-6339                             101 Barclay Street
             Floor 7 East                                                                        New York, New York 10286
       New York, New York 10286                       Confirm by Telephone:
                                                         (212) 815-5942                      Attention: Ground Level Corporate
  Attention: Reorganization Section                                                                Trust Services Window
             Theresa Gass

                                                     By Overnight Delivery:
                                                      The Bank of New York
                                                       101 Barclay Street
                                                           Floor 7 East
                                                    New York, New York 10286

                                               Attention: Reorganization Section
                                                          Theresa Gass

         List below the Private Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, continue on a separate signed schedule affixed hereto.

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            DESCRIPTION OF PRIVATE NOTES                         1                          2                         3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE
                                                                                   PRINCIPAL AMOUNT AT              PRINCIPAL
                                                             CERTIFICATE               MATURITY OF              AMOUNT AT MATURITY
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               NUMBER(S)*             PRIVATE NOTE(S)                TENDERED**
(PLEASE FILL IN, IF BLANK)
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                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------

                                                      ------------------------------------------------------------------------------

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                                                              TOTAL
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

* Need not be completed if Private Notes are being tendered by book-entry transfer.

**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Private Notes represented by the Private
     Notes indicated in column 2. See Instruction 2. Private Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------
  [ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
         Name of Tendering Institution
                                      ------------------------------------------
         Account Number                  Transaction Code Number
                       ------------------                       ----------------

  [ ]    CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT
         TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
         Names(s) of Registered Holder(s)
                                         ---------------------------------------
         Window Ticket Number (if any)
                                      ------------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           ---------------------
         Name of Institution which guaranteed delivery
                                                      --------------------------

         IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
         Account Number                  Transaction Code Number
                       ------------------                       ----------------

  [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS PRIVATE NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH PRIVATE NOTES.
         Name:
              ------------------------------------------------------------------
         Address:
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
         Aggregate Principal Amount at Maturity of Private Notes so held: $
                                                                           -----

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Private Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be completed by a holder of Private Notes either if certificates are to be forwarded herewith or if a tender of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus (as defined below). Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         If any tendered Private Notes are not exchanged pursuant to the Exchange Offer for any reason, Certificates for such nonexchanged or nontendered Private Notes will be returned (or, in the case of Private Notes tendered by book-entry transfer, such Private Notes will be credited to an account maintained at the Book-Entry Transfer Facility), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to Nextel International, Inc. (the "Company"), a Washington corporation, the aggregate principal amount at maturity of Private Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in the Company's Prospectus dated ________, 1998 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange one $1,000 principal amount at maturity of its 12-1/8% Senior Discount Notes due April 15, 2008 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount at maturity of its issued and outstanding 12-1/8% Senior Discount Notes due April 15, 2008, of which approximately $730.0 million aggregate principal amount at maturity was outstanding on the date of the Prospectus (the "Private Notes" and, together with the Exchange Notes, the "Notes"). The capitalized terms which are not defined herein are used herein as defined in the Prospectus.

         Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Private Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to such Private Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

                  (a) deliver such Private Notes in registered certificated form, or transfer ownership of such Private Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount at maturity of Exchange Notes; and

                  (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Private Notes tendered hereby in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Private Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the holder of such Private Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder (x) that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (y) who purchased such Private Notes directly from the Company to resell pursuant to Rule 144A under the Securities Act or another exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that: (i) it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes and (ii) it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. If any holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, which contains a plan of distribution with respect to such resale transactions; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with any resale of Exchange Notes received for Private Notes where such Private Notes were acquired by a broker-dealer as a result of market-making or other trading activities (other than Private Notes acquired directly from the Company).

         The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Private Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 90 days after the Expiration Date or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer, who acquired Private Notes for its own account as a result of market-making or trading activities, by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Private Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Private Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Private Notes."

         The undersigned understands that tenders of Private Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Private Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Private Notes tendered hereby.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Private Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:  Exchange Notes and/or Private Notes to:

Name(s)
       -------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

  [ ] Credit Unexchanged Private Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

--------------------------------------------------------------------------------
                          (Book-Entry Transfer Facility
                         Account Number, if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or such person or persons at an address other than shown above in the box entitled "Description of Private Notes" on this Letter of Transmittal.

Mail:  Exchange Notes and/or Private Notes to:


Name(s)
       -------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)



--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)



Address
       -------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                      (ZIP CODE)

--------------------------------------------------------------------------------


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR PRIVATE NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETION.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete Accompanying Substitute Form W-9 on reverse side)

______________________________________    ________________________________, 1998

______________________________________    ________________________________, 1998

______________________________________    ________________________________, 1998
        Signature(s) of Owner                             Date

                 Area Code and Telephone Number
                                               --------------

         If a holder is tendering any Private Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Private Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
                                                   -----------------------------
                                                       (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name and Firm)

Dated:____________________________________________________________________, 1998

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER OF NEXTEL INTERNATIONAL,
  INC. TO EXCHANGE ITS 12-1/8% SENIOR DISCOUNT NOTES DUE APRIL 15, 2008 FOR ANY AND ALL OF ITS OUTSTANDING 12-1/8% SENIOR DISCOUNT NOTES DUE APRIL 15, 2008

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed by holders of Private Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Private Notes, or Book-Entry Confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Private Notes tendered hereby must be in denominations of a principal amount at maturity of $1,000 and any integral multiple thereof.

         Holders of Private Notes whose certificates for Private Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Private Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Private Notes and the amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the certificates for all physically tendered Private Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Private Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days after the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE PRIVATE NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY PRIVATE NOTES TO THE COMPANY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender. See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF PRIVATE NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS.

         Tender of Private Notes will be accepted only in a principal amount at maturity of $1,000 and integral multiples thereof. If less than all of the Private Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Private Notes to be tendered in the boxes above entitled "Description of Private Notes--Principal Amount at Maturity Tendered". A reissued certificate representing the balance of nontendered Private Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE PRIVATE NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

         Except as otherwise provided herein, tenders of Private Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private Notes to be withdrawn, the aggregate principal amount at maturity of Private Notes to be withdrawn and (if certificates for such Private Notes have been tendered) the name of the registered holder of the Private Notes as set forth on the certificate for the Private Notes, if different from that of the person who tendered such Private Notes. If certificates for the Private Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Private Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Private Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Private Notes tendered for the account of an Eligible Institution. If Private Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Private Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Private Notes may not be rescinded. Private Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the

Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Private Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the Private Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

         If any tendered Private Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If any tendered Private Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

         When this Letter of Transmittal is signed by the registered holder or holders of the Private Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Private Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR PRIVATE NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR AN "ELIGIBLE GUARANTOR INSTITUTION" (WITHIN THE MEANING OF RULE 17Ad-15 UNDER THE EXCHANGE ACT) (AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, UNLESS THE PRIVATE NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF PRIVATE NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDERS OF SUCH PRIVATE NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Private Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Private Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5. TAX IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering holder whose Private Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Private Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Private Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Private Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Private Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Private Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL

7. DETERMINATION OF VALIDITY.

         The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Private Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

         The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Private Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

9. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES.

         Any holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificate(s) have been followed.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)
                    PAYOR'S NAME: NEXTEL INTERNATIONAL, INC.

====================================================================================================================
SUBSTITUTE                     PART 1--PLEASE PROVIDE YOUR TIN IN         TIN:
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY                -------------------------------
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW                          SOCIAL SECURITY NUMBER OR
INTERNAL REVENUE SERVICE
                                                                               EMPLOYER IDENTIFICATION NUMBER

                               -------------------------------------------------------------------------------------
                               PART 2--TIN APPLIED FOR:
                                                       -------------------------
PAYOR'S REQUEST FOR            -------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION        CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
NUMBER ("TIN") AND             (1)    the number shown on this form is my correct Taxpayer Identification Number
CERTIFICATION                         (or I am waiting for a number to be issued to me).

                               (2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                      Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                               (3)    any other information provided on this form is true and correct.


                               SIGNATURE                                DATE
                                        -------------------------------     -----------------------------------
--------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
====================================================================================================================

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

================================================================================
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent (31%) of all reportable payments made to me thereafter will be withheld until I provide a number.

---------------------------------------           ------------------------------
              SIGNATURE                                        DATE
================================================================================